ACR International Quality Return (IQR) Fund
Class A Shares
(Ticker Symbol: IQRAX)
Class I Shares
(Ticker Symbol: IQRIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated March 3, 2017, to the
Prospectus and Statement of Additional Information (“SAI”) dated December 30, 2016.

For the period from inception to January 26, 2017, Alpine Investment Management LLC (“AIM”) served as investment advisor to the ACR International Quality Return (IQR) Fund (the “Fund”).  Since January 26, 2017, ACR Alpine Capital Research, LLC, a newly-formed wholly-owned subsidiary of AIM, has served as the Trust’s investment advisor.  Accordingly, the Fund’s Prospectus and SAI have been revised as follows:

All references to Alpine Investment Management LLC as investment advisor of the Fund are replaced with ACR Alpine Capital Research, LLC.

The first paragraph under the heading entitled “Investment Advisor” on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Alpine Investment Management LLC (“AIM”), a Missouri limited liability company (formerly d/b/a ACR Alpine Capital Research (“ACR Alpine Capital Research” or “ACR”)) formed in 1999 which maintains its principal offices at 8000 Maryland Avenue, Suite 700, Clayton, Missouri 63105, initially acted as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  ACR Alpine Capital Research, LLC (“ACR LLC” or the “Advisor”), a Delaware limited liability company formed on December 12, 2016 and a wholly-owned subsidiary of AIM, succeeded to AIM’s registration with the U.S. Securities and Exchange Commission and the Advisory Agreement on January 26, 2017.  The Advisor’s principal offices are located at 8000 Maryland Avenue, Suite 700, Clayton, Missouri 63105.  The Advisor provided investment advisory services to approximately $3.3 billion in assets for private investment funds, financial intermediaries and institutions as of January 31, 2017.

Please file this Supplement with your records.